Business Combinations (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010
Fair value of the identifiable assets and assumed liabilities acquired
Technology	$ 13
Goodwill	1
In-process R&D	5
Total identifiable net assets at fair value	19
Purchase consideration	$ 19